Exhibit 99.2

Financial Highlights

UDR, Inc.
As of End of Second Quarter 2014 (1)
(Unaudited)

		Actual Results	Actual Results	Guidance as of June 30, 2014
Dollars in thousands, except per share		2Q 2014	YTD 2014	3Q 2014	Full-Year 2014
Per Share Metrics
FFO per common share, diluted		$0.39	$0.75	$0.39 to $0.41	$1.52 to $1.56
FFO as Adjusted per common share, diluted		$0.39	$0.74	$0.36 to $0.38	$1.49 to $1.53
Adjusted Funds from Operations ("AFFO") per common share, diluted		$0.34	$0.68	$0.31 to $0.33	$1.32 to $1.36
Weighted average diluted shares/units (M)		264.5	264.4	264.5	264.5
Dividend per share		$0.26	$0.52	$0.26	$1.04 (2)
Same-Store Operating Metrics
Revenue growth		4.4%	4.5%	--	3.75% to 4.25%
Expense growth		1.7%	2.1%	--	1.75% to 2.25%
NOI growth		5.5%	5.5%	--	4.50% to 5.50%
Physical Occupancy		96.8%	96.5%	--	96.5%

Property Metrics			Homes	Communities	% of Total NOI
Same-Store			35,685	130	75.1%
Stabilized, Non-Mature			1,305	3	5.0%
Redevelopment			1,703	2	5.2%
Development, completed (refer to Attachment 9)			1,155	4	1.9%
Non-Residential / Other			N/A	N/A	1.8%
Joint Venture (includes completed JV developments) (3)			9,791	35	11.0%
Sub-total, completed homes excluding held for disposition			49,639	174	100%
Held for Disposition			963	3	-
Total completed homes			50,602	177	-
Under Development			874	3	-
Joint Venture Development			447	1	-
Total expected homes (4)			51,923	181	100%

Balance Sheet Metrics (adjusted for non-recurring items)			Market Capitalization
	2Q 2014	2Q 2013		2Q 2014	% of Total
Interest Coverage Ratio	3.65x	3.16x	Total debt	$3,747,794	33.1%
Fixed Charge Coverage Ratio	3.56x	3.09x	Common stock equivalents (5)	7,576,831	66.9%
Leverage Ratio	40.5%	38.6%	Total market capitalization	$11,324,625	100.0%
Net Debt-to-EBITDA	6.9x	6.9x

(1) See Attachment 16 for definitions and other terms.
(2) Annualized for 2014.
(3) Joint venture NOI is based on UDR's pro rata share. Homes and communities at 100%.
(4) Excludes 218 homes under development at Steele Creek, where we have a participating loan investment as described in Attachment 12.
(5) Based on a common share price of $28.63 at June 30, 2014.

Attachment 1

UDR, Inc.
Consolidated Statements of Operations (1)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2014	2013	2014	2013
REVENUES:
Rental income (2)	$200,959	$186,285	$395,311	$368,246
Joint venture management and other fees	2,747	3,217	6,434	6,140
Total revenues	203,706	189,502	401,745	374,386
OPERATING EXPENSES:
Property operating and maintenance	36,840	36,153	73,560	70,974
Real estate taxes and insurance	23,716	22,916	49,147	46,208
Property management	5,527	5,123	10,872	10,127
Other operating expenses	2,162	1,800	4,088	3,436
Real estate depreciation and amortization	88,876	84,595	177,409	167,493
Acquisition costs	—	—	102	—
General and administrative	12,530	9,866	24,422	19,342
Casualty-related (recoveries)/charges, net	—	(2,772)	500	(5,793)
Other depreciation and amortization	1,193	1,138	2,273	2,284
Total operating expenses	170,844	158,819	342,373	314,071
Operating income	32,862	30,683	59,372	60,315
Income/(loss) from unconsolidated entities	(428)	515	(3,993)	(2,287)
Interest expense	(31,499)	(30,625)	(64,383)	(61,606)
Other debt (charges)/benefits, net (3)	(192)	(178)	(192)	(178)
Total Interest expense	(31,691)	(30,803)	(64,575)	(61,784)
Interest and other income/(expense), net	1,426	1,446	2,841	2,462
Income/(loss) before income taxes and discontinued operations	2,169	1,841	(6,355)	(1,294)
Tax benefit/(provision), net	2,190	2,683	5,519	4,656
Income/(loss) from continuing operations	4,359	4,524	(836)	3,362
Income/(loss) from discontinued operations, net of tax (4)	18	830	(69)	1,683
Income/(loss) before gain/(loss) on sale of real estate owned	4,377	5,354	(905)	5,045
Gain/(loss) on sale of real estate owned, net of tax (4)	26,709	—	51,003	—
Net income/(loss)	31,086	5,354	50,098	5,045
Net (income)/loss attributable to redeemable noncontrolling interests in the OP	(1,077)	(159)	(1,724)	(114)
Net (income)/loss attributable to noncontrolling interests	(2)	(3)	(6)	(7)
Net income/(loss) attributable to UDR, Inc.	30,007	5,192	48,368	4,924
Distributions to preferred stockholders - Series E (Convertible)	(931)	(931)	(1,862)	(1,862)
Net income/(loss) attributable to common stockholders	$29,076	$4,261	$46,506	$3,062

Income/(loss) per weighted average common share - basic:
Income/(loss) from continuing operations attributable to common stockholders	$0.12	$0.01	$0.19	$0.01
Income/(loss) from discontinued operations attributable to common stockholders	$0.00	$0.00	$0.00	$0.01
Net income/(loss) attributable to common stockholders	$0.12	$0.02	$0.19	$0.01
Income/(loss) per weighted average common share - diluted:
Income/(loss) from continuing operations attributable to common stockholders	$0.12	$0.01	$0.18	$0.01
Income/(loss) from discontinued operations attributable to common stockholders	$0.00	$0.00	$0.00	$0.01
Net income/(loss) attributable to common stockholders	$0.12	$0.02	$0.18	$0.01
Common distributions declared per share	$0.260	$0.235	$0.520	$0.470
Weighted average number of common shares outstanding - basic	250,255	249,985	250,216	249,951
Weighted average number of common shares outstanding - diluted	252,191	251,406	252,091	251,353

(1) See Attachment 16 for definitions and other terms.
(2) Three and six months ended June 30, 2013 are impacted by $1.1 million and $2.5 million of lost rent due to business interruption related to Hurricane Sandy, respectively.
(3) Includes prepayment penalties, write-off of deferred financing costs and unamortized discounts/premiums on early debt extinguishment.
(4) Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation.

Attachment 2

UDR, Inc.
Funds From Operations (1)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2014	2013	2014	2013
Net income/(loss) attributable to UDR, Inc.	$30,007	$5,192	$48,368	$4,924
Distributions to preferred stockholders	(931)	(931)	(1,862)	(1,862)
Real estate depreciation and amortization, including discontinued operations	88,876	85,131	177,409	168,573
Noncontrolling interests	1,079	162	1,730	121
Real estate depreciation and amortization on unconsolidated joint ventures	8,861	5,943	19,528	14,948
Net (gain)/loss on the sale of depreciable property, excluding TRS	(26,709)	—	(49,883)	—
Funds from operations ("FFO"), basic	$101,183	$95,497	$195,290	$186,704
Distributions to preferred stockholders - Series E (Convertible)	931	931	1,862	1,862
FFO, diluted	$102,114	$96,428	$197,152	$188,566
FFO per common share, basic	$0.39	$0.37	$0.75	$0.72
FFO per common share, diluted	$0.39	$0.37	$0.75	$0.71
Weighted average number of common shares and OP Units outstanding - basic	259,571	259,309	259,533	259,303
Weighted average number of common shares, OP Units, and common stock
equivalents outstanding - diluted	264,543	263,766	264,444	263,741
Impact of adjustments to FFO:
Acquisition-related costs (including joint ventures)	$—	$—	$102	$—
Joint venture financing and acquisition fees	—	(218)	—	(218)
Costs/(benefit) associated with debt extinguishment and tender offer	192	178	192	178
Gain on sale of land	—	—	(1,120)	—
Casualty-related (recoveries)/charges, net (2)	—	(2,772)	500	(5,606)
	$192	$(2,812)	$(326)	$(5,646)
FFO as Adjusted, diluted	$102,306	$93,616	$196,826	$182,920
FFO as Adjusted per common share, diluted	$0.39	$0.35	$0.74	$0.69
Recurring capital expenditures	(11,096)	(12,224)	(17,697)	(18,986)
AFFO	$91,210	$81,392	$179,129	$163,934
AFFO per common share, diluted	$0.34	$0.31	$0.68	$0.62

(1) See Attachment 16 for definitions and other terms.
(2) 2014 adjustment relates to estimated damages at our Rosebeach community in California as a result of the earthquake in March 2014. 2013 adjustment primarily represents the portion of Hurricane Sandy insurance recoveries in 2013 that relate to the $9.3 million in charges added back to FFO as Adjusted in 4Q 2012. The difference between the casualty-related recoveries reflected on the Consolidated Statements of Operations and the adjustment above represents the amount of 2013 business interruption recoveries during 2013. The business interruption insurance recoveries are offset by lost rental revenues from the business interruption in 2013.

Attachment 3

UDR, Inc.
Consolidated Balance Sheets
	June 30,	December 31,
In thousands, except share and per share amounts	2014	2013
ASSETS	(unaudited)	(audited)
Real estate owned:
Real estate held for investment	$7,957,185	$7,723,844
Less: accumulated depreciation	(2,290,008)	(2,200,815)
Real estate held for investment, net	5,667,177	5,523,029
Real estate under development
(net of accumulated depreciation of $0 and $1,411)	275,819	466,002
Real estate held for disposition
(net of accumulated depreciation of $49,816 and $6,568)	54,533	10,152
Total real estate owned, net of accumulated depreciation	5,997,529	5,999,183
Cash and cash equivalents	26,816	30,249
Restricted cash	23,334	22,796
Funds held in escrow from IRC Section 1031 exchanges	30,275	—
Deferred financing costs, net	25,545	26,924
Notes receivable, net	44,248	83,033
Investment in and advances to unconsolidated joint ventures, net	612,688	507,655
Other assets	171,970	137,882
Total assets	$6,932,405	$6,807,722
LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,402,731	$1,442,077
Unsecured debt	2,345,063	2,081,626
Real estate taxes payable	16,543	13,847
Accrued interest payable	29,160	32,279
Security deposits and prepaid rent	30,802	27,203
Distributions payable	68,556	61,907
Accounts payable, accrued expenses, and other liabilities	89,566	118,682
Total liabilities	3,982,421	3,777,621
Redeemable noncontrolling interests in the OP	266,589	217,597
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,803,812 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,803,812 shares at December 31, 2013)	46,571	46,571
Common stock, $0.01 par value; 350,000,000 shares authorized
251,492,420 shares issued and outstanding (250,749,665 shares at December 31, 2013)	2,515	2,507
Additional paid-in capital	4,114,566	4,109,765
Distributions in excess of net income	(1,478,814)	(1,342,070)
Accumulated other comprehensive income/(loss), net	(2,305)	(5,125)
Total stockholders' equity	2,682,533	2,811,648
Noncontrolling interests	862	856
Total equity	2,683,395	2,812,504
Total liabilities and equity	$6,932,405	$6,807,722

Attachment 4(A)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
				2Q 2014 Weighted	June 30,
Common Stock and Equivalents				Average	2014
Common shares				250,254,943	250,259,066
Restricted shares				1,202,687	1,233,354
Total common stock				251,457,630	251,492,420
Stock options and restricted stock equivalents				733,972	807,047
Operating partnership units				7,564,038	7,559,861
Preferred OP units				1,751,671	1,751,671
Convertible preferred Series E stock (2)				3,035,548	3,035,548
Total common stock and equivalents				264,542,859	264,646,547

Market Capitalization, In thousands				Balance	% of Total
Total debt				$3,747,794	33.1%
Common stock and equivalents at $28.63 at June 30, 2014				7,576,831	66.9%
Total market capitalization				$11,324,625	100.0%

				Gross	% of
	Number of	2Q 2014 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	27,385	$97,282	69.3%	$6,078,869	72.9%
Encumbered assets	13,426	43,110	30.7%	2,258,484	27.1%
	40,811	$140,392	100.0%	$8,337,353	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) At June 30, 2014, a total of 2,803,812 shares of the Series E were outstanding, which is equivalent to 3,035,548 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

UDR, Inc.
Selected Financial Information
(Unaudited)
							Weighted	Weighted
							Average	Average Years
Debt Structure, In thousands				Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed			$1,065,285	(1)	28.4%	5.2%	3.5
	Floating			337,446	(2)	9.0%	1.5%	6.4
	Combined			1,402,731		37.4%	4.3%	4.2

Unsecured	Fixed			2,033,563	(3)	54.3%	4.1%	5.3
	Floating			311,500		8.3%	1.1%	3.5
	Combined			2,345,063		62.6%	3.7%	5.1

Total Debt	Fixed			3,098,848		82.7%	4.5%	4.7
	Floating			648,946		17.3%	1.3%	5.0
	Combined			$3,747,794		100.0%	3.9%	4.7

Debt Maturities, In thousands
			Unsecured	Revolving				Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	% of Total	Interest Rate
2014	$34,903	(4)	$—	$—		$34,903	0.9%	5.6%
2015	193,439		325,105	—		518,544	13.8%	5.5%
2016	163,320	(5)	83,260	—		246,580	6.6%	4.7%
2017	252,149		—	276,500	(6)	528,649	14.1%	2.6%
2018	224,787		648,320	—		873,107	23.3%	3.3%
2019	320,724		—	—		320,724	8.6%	4.4%
2020	90,000		299,950	—		389,950	10.4%	3.8%
2021	—		—	—		—	—	—
2022	—		397,298	—		397,298	10.6%	4.7%
2023	96,409		—	—		96,409	2.6%	2.1%
Thereafter	27,000		314,630	—		341,630	9.1%	3.8%
	$1,402,731		$2,068,563	$276,500		$3,747,794	100.0%	3.9%

Debt Maturities With Extensions, In thousands
			Unsecured	Revolving				Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	% of Total	Interest Rate
2014	$—		$—	$—		$—	—	—
2015	228,341		325,105	—		553,446	14.8%	5.5%
2016	61,517		83,260	—		144,777	3.9%	4.5%
2017	353,953		—	—		353,953	9.4%	4.5%
2018	224,787		648,320	276,500	(6)	1,149,607	30.6%	2.7%
2019	320,724		—	—		320,724	8.6%	4.4%
2020	90,000		299,950	—		389,950	10.4%	3.8%
2021	—		—	—		—	—	—
2022	—		397,298	—		397,298	10.6%	4.7%
2023	96,409		—	—		96,409	2.6%	2.1%
Thereafter	27,000		314,630	—		341,630	9.1%	3.8%
	$1,402,731		$2,068,563	$276,500		$3,747,794	100.0%	3.9%

(1) Includes $104.8 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 3.8%.
(2) Includes $184.7 million of debt with a weighted average interest cap of 8.2%.
(3) Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 2.1%.
(4) Includes $34.9 million of permanent financing with a one year extension at UDR's option.
(5) Includes $101.8 million of permanent financing with a one year extension at UDR's option.
(6) UDR's $900 million line of credit has a maturity date of December 2017, plus a six-month extension option and contains an accordion feature that allows UDR to increase the facility up to $1.45 billion assuming lender participation. The credit facility carries an interest rate equal to LIBOR plus a spread of 110 basis points and a facility fee of 20 basis points.

Attachment 4(C)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
			Quarter Ended
Coverage Ratios			June 30, 2014
Net income/(loss) attributable to UDR, Inc.			$30,007
Adjustments (includes continuing and discontinued operations):
Interest expense			31,691
Real estate depreciation and amortization			88,876
Real estate depreciation and amortization on unconsolidated joint ventures			8,861
Other depreciation and amortization			1,193
Noncontrolling interests			1,079
Income tax expense/(benefit)			(2,230)
EBITDA			$159,477
Gain/(loss) on sale of real estate owned, net of tax			(26,709)
EBITDA - adjusted for non-recurring items			$132,768
Annualized EBITDA - adjusted for non-recurring items			$531,072
Interest expense			$31,691
Capitalized interest expense			4,915
Total interest			$36,606
Preferred dividends			$931
Total debt			$3,747,794
Cash			26,816
Cash held by qualified intermediary related to completed 1031 exchange (2)			49,217
Net debt			$3,671,761
Interest Coverage Ratio			4.36	x
Fixed Charge Coverage Ratio			4.25	x
Interest Coverage Ratio - adjusted for non-recurring items			3.65	x
Fixed Charge Coverage Ratio - adjusted for non-recurring items			3.56	x
Net Debt-to-EBITDA, adjusted for non-recurring items			6.9	x

Debt Covenant Overview

Unsecured Line of Credit Covenants (3)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	41.6%	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5	2.8	Yes
Maximum Secured Debt Ratio	≤40.0%	19.7%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	287.4%	Yes

Senior Unsecured Note Covenants (4)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	40.5%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5	3.3	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	15.1%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	271.2%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody's Investors Service	Baa2	Baa3	Positive
Standard & Poor's	BBB	BB+	Stable

(1) See Attachment 16 for definitions and other terms.
(2) Cash held by qualified intermediary relates to UDR's proceeds from the sale of a community on June 30, 2014 that was remitted to UDR on July 1, 2014. The amount is classified as a receivable within Other Assets on the Consolidated Balance Sheet as of June 30, 2014.

(3) As defined in our credit agreement dated October 25, 2011 as amended June 6, 2013.
(4) As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.
Operating Information (1)
(Unaudited)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Revenues
Same-Store Communities	35,685	$164,472	$161,522	$160,426	$159,703	$157,566
Stabilized, Non-Mature Communities	1,305	8,802	8,392	7,780	6,683	4,840
Acquired Communities	—	—	—	—	—	—
Redevelopment Communities	1,703	13,063	12,482	12,362	11,705	10,652
Development Communities	1,155	5,326	3,065	351	11	—
Non-Residential / Other (2)(3)	—	4,358	3,865	3,398	3,761	7,204
Total	39,848	$196,021	$189,326	$184,317	$181,863	$180,262
Expenses
Same-Store Communities		$48,637	$48,803	$47,498	$49,687	$47,805
Stabilized, Non-Mature Communities		1,101	2,482	2,493	2,089	1,763
Acquired Communities		—	—	—	—	—
Redevelopment Communities		5,010	4,909	4,921	4,594	4,512
Development Communities		2,394	2,020	821	179	14
Non-Residential / Other (2)(3)		1,646	2,211	2,449	2,053	2,930
Total		$58,788	$60,425	$58,182	$58,602	$57,024
Net Operating Income
Same-Store Communities		$115,835	$112,719	$112,928	$110,016	$109,761
Stabilized, Non-Mature Communities		7,701	5,910	5,287	4,594	3,077
Acquired Communities		—	—	—	—	—
Redevelopment Communities		8,053	7,573	7,441	7,111	6,140
Development Communities		2,932	1,045	(470)	(168)	(14)
Non-Residential / Other (2)(3)		2,712	1,654	949	1,708	4,274
Total		$137,233	$128,901	$126,135	$123,261	$123,238
Operating Margin
Same-Store Communities		70.4%	69.8%	70.4%	68.9%	69.7%
Average Physical Occupancy
Same-Store Communities		96.8%	96.2%	96.3%	96.2%	96.2%
Stabilized, Non-Mature Communities		95.5%	93.7%	85.8%	74.3%	57.1%
Acquired Communities		—	—	—	—	—
Redevelopment Communities		86.3%	81.9%	79.4%	78.8%	82.3%
Development Communities		59.5%	43.9%	38.8%	—	—
Other (4)		91.5%	95.5%	94.7%	95.3%	94.0%
Total		94.3%	94.1%	94.9%	95.0%	94.6%
Return on Invested Capital
Same-Store Communities		7.5%	7.4%	7.2%	7.2%	7.1%
Sold and Held for Disposition Communities (5)	963
Revenue		$4,938	$5,026	$6,004	$6,054	$6,023
Expenses		1,768	1,726	1,955	2,163	2,045
Net Operating Income/(loss)		$3,170	$3,300	$4,049	$3,891	$3,978
Total	40,811	$140,403	$132,201	$130,184	$127,152	$127,216
Discontinued Operations (5)
Revenues		$78	$48	$2,021	$2,462	$2,328
Expenses		89	125	777	971	891
Net Operating Income/(loss)		$(11)	$(77)	$1,244	$1,491	$1,437

(1) See Attachment 16 for definition and other terms.
(2) Includes Vitruvian Park® operating results. The assets were contributed to the Vitruvian Park® partnership in June 2013.
(3) Primarily non-residential revenue and expense, straight-line adjustment for concessions and the Vitruvian Park® operations as noted in footnote 2 above.
(4) Includes occupancy of Vitruvian Park®, Sold and Held for Disposition Communities and Discontinued Operations.
(5) Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation.

Attachment 6

UDR, Inc.
Same-Store Operating Expense Information
(Dollars in Thousands)
(Unaudited)

	% of 2Q 2014
	SS Operating
Year-Over-Year Comparison	Expenses	2Q 2014	2Q 2013	% Change
Real estate taxes	33.8%	$16,495	$16,088	2.5%
Personnel	25.1%	12,187	12,090	0.8%
Utilities	15.2%	7,381	7,642	-3.4%
Repair and maintenance	14.7%	7,144	7,130	0.2%
Administrative and marketing	6.5%	3,156	2,956	6.8%
Insurance	4.7%	2,274	1,899	19.7%
Same-Store operating expenses	100.0%	$48,637	$47,805	1.7%
Same-Store Homes	35,685

	% of 1Q 2014
	SS Operating
Sequential Comparison	Expenses	2Q 2014	1Q 2014	% Change
Real estate taxes	33.8%	$16,495	$16,615	-0.7%
Personnel	25.1%	12,187	11,567	5.4%
Utilities	15.2%	7,381	8,588	-14.1%
Repair and maintenance	14.7%	7,144	6,676	7.0%
Administrative and marketing	6.5%	3,156	3,019	4.5%
Insurance	4.7%	2,274	2,338	-2.7%
Same-Store operating expenses	100.0%	$48,637	$48,803	-0.3%

Same-Store Homes	35,685

	% of YTD 2014
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2014	YTD 2013	% Change
Real estate taxes	34.8%	$33,108	$32,198	2.8%
Personnel	24.0%	22,806	23,045	-1.0%
Utilities	15.9%	15,121	14,690	2.9%
Repair and maintenance	14.2%	13,562	13,610	-0.4%
Administrative and marketing	6.3%	6,030	5,787	4.2%
Insurance	4.8%	4,540	3,834	18.4%
Same-Store operating expenses	100.0%	$95,167	$93,164	2.1%
Same-Store Homes	35,177

Attachment 7(A)

UDR, Inc.
Apartment Home Breakout (1)
Portfolio Overview as of Quarter Ended
June 30, 2014
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
San Francisco, CA	2,436	—	315	2,751	—	2,751
Orange County, CA	3,290	467	1,284	5,041	—	5,041
Seattle, WA	2,165	—	—	2,165	555	2,720
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Los Angeles, CA	800	583	—	1,383	151	1,534
Other Southern CA	875	—	264	1,139	307	1,446
Portland, OR	716	—	—	716	—	716
	11,847	1,050	1,863	14,760	1,013	15,773
Mid-Atlantic Region
Metropolitan DC	4,313	255	256	4,824	874	5,698
Baltimore, MD	2,301	—	—	2,301	379	2,680
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	846	—	592	1,438	—	1,438
Other Mid-Atlantic	168	—	—	168	—	168
	8,986	255	848	10,089	1,253	11,342
Southeast Region
Tampa, FL	2,775	—	—	2,775	—	2,775
Orlando, FL	2,796	—	371	3,167	—	3,167
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	8,467	—	371	8,838	—	8,838
Northeast Region
New York, NY	1,208	—	739	1,947	710	2,657
Boston, MA	1,179	—	—	1,179	1,302	2,481
Philadelphia, PA	—	—	—	—	290	290
	2,387	—	739	3,126	2,302	5,428
Southwest Region
Dallas, TX	2,725	—	—	2,725	3,557	6,282
Austin, TX	1,273	—	—	1,273	259	1,532
Other Southwest	—	—	—	—	1,407	1,407
	3,998	—	—	3,998	5,223	9,221
Totals	35,685	1,305	3,821	40,811	9,791	50,602
Communities	130	3	9	142	35	177
Total Homes (incl. joint ventures) (4)			50,602
Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			874
Current Pipeline Joint Venture (6)			447
Total expected homes (including development)			51,923

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other, Sold, and Held for Disposition categories on Attachment 5. Excludes development communities not yet completed.

(4) Represents joint venture homes at 100 percent. See Attachment 12 for UDR's joint venture and partnership ownership interests.
(5) See Attachment 9 for detail of our development communities.
(6) Represents joint venture homes at 100 percent. See Attachment 9 for UDR's development joint venture and partnership ownership interests.

Attachment 7(B)

UDR, Inc.
Non-Mature Home Summary (1)
Portfolio Overview as of Quarter Ended
June 30, 2014
(Unaudited)

Non-Mature Home Breakout - By Region (includes development homes that have been completed)

			# of	Same-Store			# of	Same-Store
Community		Category	Homes	Date (3)	Community	Category	Homes	Date (3)
West Region					Mid-Atlantic Region
Orange County, CA					Metropolitan D.C.
27 Seventy Five Mesa Verde		Redevelopment	964	3Q15	Capitol View on 14th	Stabilized, Non-Mature	255	1Q15
The Residences at Bella Terra		Stabilized, Non-Mature	467	1Q15	Domain College Park	Development	256	1Q16
Los Alisos		Development	320	1Q16
					Northeast Region
Los Angeles, CA					New York, NY
The Westerly on Lincoln		Stabilized, Non-Mature	583	3Q14	View 34 (2)	Redevelopment	739	4Q15

San Francisco, CA
Channel @ Mission Bay		Development	315	3Q15

San Diego, CA
13th & Market		Development	264	1Q16	Total		4,163

Non-Mature Home Breakout - By Date (quarter indicates date of Same-Store inclusion)

			# of				# of
Date & Community		Category	Homes		Date & Community	Category	Homes
3Q14					4Q15
The Westerly on Lincoln		Stabilized, Non-Mature	583		View 34 (2)	Redevelopment	739

1Q15					1Q16
Capitol View on 14th		Stabilized, Non-Mature	255		Los Alisos	Development	320
The Residences at Bella Terra		Stabilized, Non-Mature	467		13th & Market	Development	264
					Domain College Park	Development	256
3Q15
27 Seventy Five Mesa Verde		Redevelopment	964
Channel @ Mission Bay		Development	315		Total		4,163

Non-Mature Home Sequential Change For the Most Recent Quarter

		Category		# of Homes
Community	City	From	To	in 2Q 2014
View 34 (2)	New York, NY	Redevelopment	Redevelopment	33
95 Wall	New York, NY	Stabilized, Non-Mature	Mature	(508)
Net Change				(475)

Number of Non-Mature Homes

		June 30, 2014	March 31, 2014	Change
Stabilized, Non-Mature		1,305	1,813	(508)
Redevelopment		1,703	1,670	33
Development		1,155	1,155	—
Total Non-Mature		4,163	4,638	(475)

(1) See Attachment 16 for definitions and other terms.
(2) Formerly known as Rivergate. By reconfiguring several of the larger units, the redevelopment created 33 additional homes in Q2 2014.
(3) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.

Attachment 7(C)

UDR, Inc.
Total Revenue Per Occupied Home Summary (1)
Portfolio Overview as of Quarter Ended
June 30, 2014
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (5)	(incl. pro rata JV) (5)
West Region
San Francisco, CA	$2,769	$—	$4,116	$2,884	$—	$2,884
Orange County, CA	1,740	2,264	1,963	1,840	—	1,840
Seattle, WA	1,585	—	—	1,585	3,240	1,767
Monterey Peninsula, CA	1,195	—	—	1,195	—	1,195
Los Angeles, CA	2,252	2,238	—	2,246	3,743	2,323
Other Southern CA	1,544	—	2,180	1,626	3,241	1,838
Portland, OR	1,176	—	—	1,176	—	1,176
Mid-Atlantic Region
Metropolitan DC	1,826	2,802	1,772	1,874	2,717	1,925
Baltimore, MD	1,462	—	—	1,462	1,786	1,486
Richmond, VA	1,221	—	—	1,221	—	1,221
Norfolk, VA	1,051	—	946	1,008	—	1,008
Other Mid-Atlantic	1,017	—	—	1,017	—	1,017
Southeast Region
Tampa, FL	1,121	—	—	1,121	—	1,121
Orlando, FL	1,034	—	1,295	1,061	—	1,061
Nashville, TN	1,052	—	—	1,052	—	1,052
Other Florida	1,352	—	—	1,352	—	1,352
Northeast Region
New York, NY	3,624	—	4,168	3,819	4,514	3,927
Boston, MA	2,203	—	—	2,203	2,261	2,223
Philadelphia, PA	—	—	—	—	3,081	3,081
Southwest Region
Dallas, TX	1,122	—	—	1,122	1,479	1,221
Austin, TX	1,264	—	—	1,264	4,191	1,529
Other Southwest	—	—	—	—	1,564	1,564
Weighted Average	$1,586	$2,354	$2,328	$1,669	$2,439	$1,733

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition communities categories on Attachment 5.
(4) Development revenue per occupied home can be affected by the timing of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5) Represents joint ventures at UDR's pro-rata ownership interests. See Attachment 12 for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.
Net Operating Income Breakout By Market (1)
June 30, 2014
(Dollars in Thousands)
(Unaudited)

	Three Months Ended June 30, 2014
			Pro-Rata
	Same-Store	Non Same-Store (2)	Share of JVs (3)	Total
Net Operating Income	$115,835	$21,398	$17,073	$154,306

	Three Months Ended June 30, 2014			Three Months Ended June 30, 2014
	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
San Francisco, CA	13.0%	11.1%	Tampa, FL	5.0%	3.8%
Orange County, CA	10.2%	12.3%	Orlando, FL	4.9%	3.7%
Seattle, WA	6.1%	6.3%	Nashville, TN	4.2%	3.1%
Monterey Peninsula, CA	3.3%	2.5%	Other Florida	1.4%	1.0%
Los Angeles, CA	3.0%	4.2%		15.5%	11.6%
Other Southern CA	2.4%	2.6%	Northeast Region
Portland, OR	1.5%	1.1%	New York, NY	8.5%	12.3%
	39.5%	40.1%	Boston, MA	4.8%	5.5%
			Philadelphia, PA	0.0%	0.8%
Mid-Atlantic Region				13.3%	18.6%
Metropolitan DC	13.6%	12.9%	Southwest Region
Baltimore, MD	6.0%	4.9%	Dallas, TX	4.8%	5.4%
Richmond, VA	3.1%	2.3%	Austin, TX	2.4%	2.3%
Norfolk, VA	1.5%	1.1%	Other Southwest	0.0%	0.6%
Other Mid-Atlantic	0.3%	0.2%		7.2%	8.3%
	24.5%	21.4%
			Total	100.0%	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) Excludes results from Sold, Held for Disposition Communities and Discontinued Operations.
(3) Includes UDR's pro rata share of joint venture and partnership NOI.

Attachment 8(A)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
June 30, 2014
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 2014 NOI	2Q 14	2Q 13	Change	2Q 14	2Q 13	Change
West Region
San Francisco, CA	2,436	13.0%	97.4%	97.1%	0.3%	$2,769	$2,582	7.2%
Orange County, CA	3,290	10.2%	95.0%	94.8%	0.2%	1,740	1,680	3.6%
Seattle, WA	2,165	6.1%	97.3%	96.4%	0.9%	1,585	1,490	6.4%
Monterey Peninsula, CA	1,565	3.3%	97.4%	94.6%	2.8%	1,195	1,170	2.1%
Los Angeles, CA	800	3.0%	95.0%	95.6%	-0.6%	2,252	2,184	3.1%
Other Southern CA	875	2.4%	96.6%	94.9%	1.7%	1,544	1,478	4.5%
Portland, OR	716	1.5%	97.7%	97.4%	0.3%	1,176	1,093	7.6%
	11,847	39.5%	96.5%	95.7%	0.8%	1,838	1,750	5.1%
Mid-Atlantic Region
Metropolitan DC	4,313	13.6%	97.4%	97.2%	0.2%	1,826	1,809	0.9%
Baltimore, MD	2,301	6.0%	97.2%	96.3%	0.9%	1,462	1,445	1.2%
Richmond, VA	1,358	3.1%	96.5%	96.5%	0.0%	1,221	1,189	2.7%
Norfolk, VA	846	1.5%	95.3%	94.0%	1.3%	1,051	1,047	0.4%
Other Mid-Atlantic	168	0.3%	97.0%	96.9%	0.1%	1,017	1,012	0.5%
	8,986	24.5%	97.0%	96.6%	0.4%	1,555	1,537	1.2%
Southeast Region
Tampa, FL	2,775	5.0%	96.6%	96.0%	0.6%	1,121	1,092	2.7%
Orlando, FL	2,796	4.9%	96.9%	96.2%	0.7%	1,034	989	4.6%
Nashville, TN	2,260	4.2%	97.6%	97.1%	0.5%	1,052	999	5.3%
Other Florida	636	1.4%	96.2%	95.2%	1.0%	1,352	1,303	3.8%
	8,467	15.5%	96.9%	96.3%	0.6%	1,091	1,049	4.0%
Northeast Region
New York, NY	1,208	8.5%	97.1%	96.5%	0.6%	3,624	3,471	4.4%
Boston, MA	1,179	4.8%	96.8%	97.0%	-0.2%	2,203	2,117	4.1%
	2,387	13.3%	96.9%	96.8%	0.1%	2,923	2,800	4.4%
Southwest Region
Dallas, TX	2,725	4.8%	97.6%	96.4%	1.2%	1,122	1,084	3.5%
Austin, TX	1,273	2.4%	96.7%	96.7%	0.0%	1,264	1,193	6.0%
	3,998	7.2%	97.3%	96.5%	0.8%	1,167	1,118	4.4%

Total/Weighted Avg.	35,685	100.0%	96.8%	96.2%	0.6%	$1,586	$1,529	3.8%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
June 30, 2014
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 14	2Q 13	Change	2Q 14	2Q 13	Change	2Q 14	2Q 13	Change
West Region
San Francisco, CA	2,436	$19,712	$18,322	7.6%	$4,640	4,577	1.4%	$15,072	$13,745	9.7%
Orange County, CA	3,290	16,317	15,717	3.8%	4,474	4,448	0.6%	11,843	11,269	5.1%
Seattle, WA	2,165	10,019	9,332	7.4%	2,985	2,941	1.5%	7,034	6,391	10.1%
Monterey Peninsula, CA	1,565	5,464	5,197	5.1%	1,605	1,575	1.9%	3,859	3,622	6.5%
Los Angeles, CA	800	5,134	5,011	2.5%	1,658	1,451	14.3%	3,476	3,560	-2.4%
Other Southern CA	875	3,915	3,684	6.3%	1,170	1,148	1.9%	2,745	2,536	8.2%
Portland, OR	716	2,467	2,286	7.9%	751	763	-1.6%	1,716	1,523	12.7%
	11,847	63,028	59,549	5.8%	17,283	16,903	2.2%	45,745	42,646	7.3%
Mid-Atlantic Region
Metropolitan DC	4,313	23,009	22,746	1.2%	7,272	7,079	2.7%	15,737	15,667	0.4%
Baltimore, MD	2,301	9,807	9,605	2.1%	2,811	2,785	0.9%	6,996	6,820	2.6%
Richmond, VA	1,358	4,800	4,673	2.7%	1,162	1,158	0.3%	3,638	3,515	3.5%
Norfolk, VA	846	2,543	2,498	1.8%	837	826	1.3%	1,706	1,672	2.0%
Other Mid-Atlantic	168	497	494	0.6%	183	164	11.6%	314	330	-4.8%
	8,986	40,656	40,016	1.6%	12,265	12,012	2.1%	28,391	28,004	1.4%
Southeast Region
Tampa, FL	2,775	9,017	8,728	3.3%	3,170	3,218	-1.5%	5,847	5,510	6.1%
Orlando, FL	2,796	8,408	7,980	5.4%	2,703	2,767	-2.3%	5,705	5,213	9.4%
Nashville, TN	2,260	6,964	6,580	5.8%	2,144	2,090	2.6%	4,820	4,490	7.3%
Other Florida	636	2,482	2,366	4.9%	877	895	-2.0%	1,605	1,471	9.1%
	8,467	26,871	25,654	4.7%	8,894	8,970	-0.8%	17,977	16,684	7.7%
Northeast Region
New York, NY	1,208	12,753	12,137	5.1%	2,851	2,955	-3.5%	9,902	9,182	7.8%
Boston, MA	1,179	7,541	7,264	3.8%	1,984	2,087	-4.9%	5,557	5,177	7.3%
	2,387	20,294	19,401	4.6%	4,835	5,042	-4.1%	15,459	14,359	7.7%
Southwest Region
Dallas, TX	2,725	8,954	8,540	4.8%	3,393	3,207	5.8%	5,561	5,333	4.3%
Austin, TX	1,273	4,669	4,406	6.0%	1,967	1,671	17.7%	2,702	2,735	-1.2%
	3,998	13,623	12,946	5.2%	5,360	4,878	9.9%	8,263	8,068	2.4%

Totals	35,685	$164,472	$157,566	4.4%	$48,637	$47,805	1.7%	$115,835	$109,761	5.5%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
June 30, 2014
(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 14	1Q 14	Change	2Q 14	1Q 14	Change
West Region
San Francisco, CA	2,436	97.4%	96.7%	0.7%	$2,769	$2,709	2.2%
Orange County, CA	3,290	95.0%	94.8%	0.2%	1,740	1,732	0.5%
Seattle, WA	2,165	97.3%	96.9%	0.4%	1,585	1,547	2.5%
Monterey Peninsula, CA	1,565	97.4%	91.6%	5.8%	1,195	1,181	1.2%
Los Angeles, CA	800	95.0%	95.7%	-0.7%	2,252	2,238	0.6%
Other Southern CA	875	96.6%	95.1%	1.5%	1,544	1,517	1.8%
Portland, OR	716	97.7%	97.7%	0.0%	1,176	1,163	1.1%
	11,847	96.5%	95.4%	1.1%	1,838	1,815	1.3%
Mid-Atlantic Region
Metropolitan DC	4,313	97.4%	96.9%	0.5%	1,826	1,818	0.4%
Baltimore, MD	2,301	97.2%	96.5%	0.7%	1,462	1,458	0.3%
Richmond, VA	1,358	96.5%	96.8%	-0.3%	1,221	1,204	1.4%
Norfolk, VA	846	95.3%	94.4%	0.9%	1,051	1,034	1.6%
Other Mid-Atlantic	168	97.0%	97.0%	0.0%	1,017	990	2.7%
	8,986	97.0%	96.4%	0.6%	1,555	1,548	0.4%
Southeast Region
Tampa, FL	2,775	96.6%	96.5%	0.1%	1,121	1,108	1.2%
Orlando, FL	2,796	96.9%	96.7%	0.2%	1,034	1,023	1.1%
Nashville, TN	2,260	97.6%	97.1%	0.5%	1,052	1,037	1.4%
Other Florida	636	96.2%	96.6%	-0.4%	1,352	1,342	0.7%
	8,467	96.9%	96.7%	0.2%	1,091	1,079	1.1%
Northeast Region
New York, NY	1,208	97.1%	97.3%	-0.2%	3,624	3,533	2.6%
Boston, MA	1,179	96.8%	95.9%	0.9%	2,203	2,165	1.8%
	2,387	96.9%	96.7%	0.2%	2,923	2,861	2.2%
Southwest Region
Dallas, TX	2,725	97.6%	96.6%	1.0%	1,122	1,119	0.3%
Austin, TX	1,273	96.7%	96.7%	0.0%	1,264	1,254	0.8%
	3,998	97.3%	96.6%	0.7%	1,167	1,162	0.4%

Total/Weighted Avg.	35,685	96.8%	96.2%	0.6%	$1,586	$1,568	1.2%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
June 30, 2014
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 14	1Q 14	Change	2Q 14	1Q 14	Change	2Q 14	1Q 14	Change
West Region
San Francisco, CA	2,436	$19,712	$19,142	3.0%	$4,640	$4,790	-3.1%	$15,072	$14,352	5.0%
Orange County, CA	3,290	16,317	16,209	0.7%	4,474	4,454	0.4%	11,843	11,755	0.7%
Seattle, WA	2,165	10,019	9,736	2.9%	2,985	2,914	2.4%	7,034	6,822	3.1%
Monterey Peninsula, CA	1,565	5,464	5,081	7.5%	1,605	1,542	4.1%	3,859	3,539	9.0%
Los Angeles, CA	800	5,134	5,141	-0.1%	1,658	1,627	1.9%	3,476	3,514	-1.1%
Other Southern CA	875	3,915	3,786	3.4%	1,170	1,150	1.7%	2,745	2,636	4.1%
Portland, OR	716	2,467	2,441	1.1%	751	683	10.0%	1,716	1,758	-2.4%
	11,847	63,028	61,536	2.4%	17,283	17,160	0.7%	45,745	44,376	3.1%
Mid-Atlantic Region
Metropolitan DC	4,313	23,009	22,798	0.9%	7,272	7,580	-4.1%	15,737	15,218	3.4%
Baltimore, MD	2,301	9,807	9,713	1.0%	2,811	2,768	1.6%	6,996	6,945	0.7%
Richmond, VA	1,358	4,800	4,749	1.1%	1,162	1,221	-4.8%	3,638	3,528	3.1%
Norfolk, VA	846	2,543	2,477	2.7%	837	907	-7.7%	1,706	1,570	8.7%
Other Mid-Atlantic	168	497	484	2.7%	183	177	3.4%	314	307	2.3%
	8,986	40,656	40,221	1.1%	12,265	12,653	-3.1%	28,391	27,568	3.0%
Southeast Region
Tampa, FL	2,775	9,017	8,902	1.3%	3,170	3,124	1.5%	5,847	5,778	1.2%
Orlando, FL	2,796	8,408	8,294	1.4%	2,703	2,621	3.1%	5,705	5,673	0.6%
Nashville, TN	2,260	6,964	6,828	2.0%	2,144	2,056	4.3%	4,820	4,772	1.0%
Other Florida	636	2,482	2,473	0.4%	877	824	6.4%	1,605	1,649	-2.7%
	8,467	26,871	26,497	1.4%	8,894	8,625	3.1%	17,977	17,872	0.6%
Northeast Region
New York, NY	1,208	12,753	12,458	2.4%	2,851	2,983	-4.4%	9,902	9,475	4.5%
Boston, MA	1,179	7,541	7,343	2.7%	1,984	2,273	-12.7%	5,557	5,070	9.6%
	2,387	20,294	19,801	2.5%	4,835	5,256	-8.0%	15,459	14,545	6.3%
Southwest Region
Dallas, TX	2,725	8,954	8,835	1.3%	3,393	3,241	4.7%	5,561	5,594	-0.6%
Austin, TX	1,273	4,669	4,632	0.8%	1,967	1,868	5.3%	2,702	2,764	-2.2%
	3,998	13,623	13,467	1.2%	5,360	5,109	4.9%	8,263	8,358	-1.1%

Total	35,685	$164,472	$161,522	1.8%	$48,637	$48,803	-0.3%	$115,835	$112,719	2.8%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
June 30, 2014
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2014 NOI	YTD 14	YTD 13	Change	YTD 14	YTD 13	Change
West Region
San Francisco, CA	2,436	13.3%	97.0%	96.3%	0.7%	$2,741	$2,553	7.4%
Orange County, CA	3,290	10.7%	94.9%	94.7%	0.2%	1,736	1,670	4.0%
Seattle, WA	2,165	6.3%	97.1%	96.2%	0.9%	1,566	1,477	6.0%
Monterey Peninsula, CA	1,565	3.4%	94.5%	92.1%	2.4%	1,188	1,147	3.6%
Los Angeles, CA	800	3.2%	95.3%	95.1%	0.2%	2,246	2,171	3.5%
Other Southern CA	875	2.4%	95.8%	94.9%	0.9%	1,531	1,478	3.6%
Portland, OR	716	1.6%	97.7%	96.7%	1.0%	1,169	1,083	7.9%
	11,847	40.9%	96.0%	95.1%	0.8%	1,826	1,735	5.3%
Mid-Atlantic Region
Metropolitan DC	4,313	14.0%	97.1%	97.0%	0.1%	1,823	1,803	1.1%
Baltimore, MD	2,301	6.3%	96.8%	96.4%	0.4%	1,461	1,443	1.2%
Richmond, VA	1,358	3.2%	96.6%	96.6%	0.0%	1,213	1,183	2.5%
Norfolk, VA	846	1.5%	94.8%	94.0%	0.8%	1,043	1,053	-0.9%
Other Mid-Atlantic	168	0.3%	97.0%	96.8%	0.2%	1,003	1,002	0.1%
	8,986	25.3%	96.7%	96.5%	0.2%	1,551	1,533	1.1%
Southeast Region
Tampa, FL	2,775	5.3%	96.5%	96.3%	0.2%	1,115	1,086	2.7%
Orlando, FL	2,796	5.2%	96.8%	96.0%	0.8%	1,029	981	4.9%
Nashville, TN	2,260	4.3%	97.3%	96.8%	0.5%	1,045	989	5.7%
Other Florida	636	1.5%	96.4%	95.5%	0.9%	1,347	1,293	4.2%
	8,467	16.3%	96.8%	96.3%	0.5%	1,085	1,041	4.3%
Northeast Region
New York, NY	700	5.2%	97.5%	96.6%	0.9%	3,673	3,539	3.8%
Boston, MA	1,179	4.8%	96.4%	96.5%	-0.1%	2,183	2,095	4.2%
	1,879	10.0%	96.9%	96.5%	0.4%	2,742	2,634	4.1%
Southwest Region
Dallas, TX	2,725	5.0%	97.1%	96.5%	0.6%	1,121	1,075	4.3%
Austin, TX	1,273	2.5%	96.7%	96.8%	-0.1%	1,259	1,184	6.3%
	3,998	7.5%	97.0%	96.7%	0.3%	1,165	1,110	5.0%

Total/Weighted Avg.	35,177	100.0%	96.5%	96.0%	0.5%	$1,550	$1,492	3.9%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
June 30, 2014
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 14	YTD 13	Change	YTD 14	YTD 13	Change	YTD 14	YTD 13	Change
West Region
San Francisco, CA	2,436	$38,854	$35,936	8.1%	$9,430	$9,089	3.8%	$29,424	$26,847	9.6%
Orange County, CA	3,290	32,526	31,211	4.2%	8,928	8,617	3.6%	23,598	22,594	4.4%
Seattle, WA	2,165	19,755	18,456	7.0%	5,899	5,881	0.3%	13,856	12,575	10.2%
Monterey Peninsula, CA	1,565	10,545	9,917	6.3%	3,147	3,213	-2.1%	7,398	6,704	10.4%
Los Angeles, CA	800	10,275	9,915	3.6%	3,285	3,099	6.0%	6,990	6,816	2.6%
Other Southern CA	875	7,701	7,360	4.6%	2,320	2,251	3.1%	5,381	5,109	5.3%
Portland, OR	716	4,908	4,500	9.1%	1,434	1,449	-1.0%	3,474	3,051	13.9%
	11,847	124,564	117,295	6.2%	34,443	33,599	2.5%	90,121	83,696	7.7%
Mid-Atlantic Region
Metropolitan DC	4,313	45,807	45,253	1.2%	14,852	14,239	4.3%	30,955	31,014	-0.2%
Baltimore, MD	2,301	19,520	19,204	1.6%	5,579	5,535	0.8%	13,941	13,669	2.0%
Richmond, VA	1,358	9,549	9,315	2.5%	2,383	2,323	2.6%	7,166	6,992	2.5%
Norfolk, VA	846	5,020	5,023	-0.1%	1,744	1,683	3.6%	3,276	3,340	-1.9%
Other Mid-Atlantic	168	981	978	0.3%	360	335	7.5%	621	643	-3.4%
	8,986	80,877	79,773	1.4%	24,918	24,115	3.3%	55,959	55,658	0.5%
Southeast Region
Tampa, FL	2,775	17,919	17,409	2.9%	6,294	6,357	-1.0%	11,625	11,052	5.2%
Orlando, FL	2,796	16,702	15,805	5.7%	5,324	5,447	-2.3%	11,378	10,358	9.8%
Nashville, TN	2,260	13,792	12,985	6.2%	4,200	4,112	2.1%	9,592	8,873	8.1%
Other Florida	636	4,955	4,713	5.1%	1,701	1,690	0.7%	3,254	3,023	7.6%
	8,467	53,368	50,912	4.8%	17,519	17,606	-0.5%	35,849	33,306	7.6%
Northeast Region
New York, NY	700	15,040	14,360	4.7%	3,561	3,448	3.3%	11,479	10,912	5.2%
Boston, MA	1,179	14,884	14,303	4.1%	4,257	4,445	-4.2%	10,627	9,858	7.8%
	1,879	29,924	28,663	4.4%	7,818	7,893	-1.0%	22,106	20,770	6.4%
Southwest Region
Dallas, TX	2,725	17,789	16,960	4.9%	6,634	6,481	2.4%	11,155	10,479	6.5%
Austin, TX	1,273	9,301	8,759	6.2%	3,835	3,470	10.5%	5,466	5,289	3.3%
	3,998	27,090	25,719	5.3%	10,469	9,951	5.2%	16,621	15,768	5.4%

Totals	35,177	$315,823	$302,362	4.5%	$95,167	$93,164	2.1%	$220,656	$209,198	5.5%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
June 30, 2014
(Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	2Q 2014	2Q 2014	2Q 2014	2Q 2013	YTD 2014	YTD 2013
West Region
San Francisco, CA	9.9%	8.1%	59.4%	57.5%	53.2%	53.1%
Orange County, CA	-0.5%	4.2%	63.5%	67.2%	59.1%	60.9%
Seattle, WA	8.0%	5.9%	60.4%	62.6%	51.9%	55.4%
Monterey Peninsula, CA	7.5%	4.7%	43.3%	44.1%	42.3%	47.4%
Los Angeles, CA	3.2%	5.3%	63.2%	58.7%	54.7%	54.7%
Other Southern CA	4.2%	5.5%	61.0%	62.8%	55.3%	58.8%
Portland, OR	6.1%	7.0%	67.8%	59.9%	54.1%	51.8%
			59.5%	60.0%	53.5%	55.4%
Mid-Atlantic Region
Metropolitan DC	-1.7%	3.4%	43.4%	44.7%	39.5%	41.2%
Baltimore, MD	0.3%	4.3%	52.3%	53.5%	46.6%	49.0%
Richmond, VA	3.0%	4.3%	69.4%	60.0%	55.7%	52.9%
Norfolk, VA	-0.1%	3.5%	47.9%	61.6%	53.2%	58.4%
Other Mid-Atlantic	13.3%	4.0%	59.7%	66.8%	50.4%	52.8%
			50.3%	51.3%	45.3%	46.8%
Southeast Region
Tampa, FL	1.4%	4.6%	56.5%	52.8%	50.4%	45.9%
Orlando, FL	4.0%	6.5%	50.9%	49.8%	48.5%	47.0%
Nashville, TN	6.8%	4.3%	55.6%	59.1%	53.4%	53.9%
Other Florida	2.4%	4.3%	58.0%	58.0%	49.1%	51.0%
			54.5%	53.9%	50.5%	48.8%
Northeast Region
New York, NY	3.3%	6.2%	52.5%	45.2%	36.6%	38.0%
Boston, MA	8.1%	6.9%	47.3%	42.2%	40.4%	41.2%
			49.9%	43.7%	39.0%	40.0%
Southwest Region
Dallas, TX	2.6%	5.3%	57.6%	58.4%	53.1%	52.3%
Austin, TX	3.8%	5.9%	54.8%	53.2%	49.3%	47.0%
			56.7%	56.8%	51.9%	50.6%

Total/Weighted Avg.	3.6%	5.5%	55.1%	54.9%	49.7%	50.2%

Percentage of Total Repriced Homes	53.9%	46.1%

	2Q 2014	2Q 2013
Total Combined New and Renewal Lease Rate Growth	4.5%	4.8%

(1) See Attachment 16 for definitions and other terms.

Attachment 9

UDR, Inc.
Development Summary (1) (2)
June 30, 2014
(Dollars in Thousands)
(Unaudited)
Wholly-Owned

									Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
DelRay Tower (3)	Alexandria, VA	332	—	$108,705	$132,000	$398		$—	3Q 11	3Q 14	4Q 14	6.6%	—
Beach & Ocean	Huntington Beach, CA	173	—	39,743	50,700	293		—	3Q 12	3Q 14	4Q 14	5.2%	—
Pier 4	Boston, MA	369	—	127,371	217,700	590	(4)	—	4Q 12	1Q 15	2Q 15	—	—
Total		874	—	$275,819	$400,400	$458		$—

Completed Projects, Non-Stabilized
13th & Market (5)	San Diego, CA	264	264	$68,786	$72,600	$275	(6)	$—	2Q 11	4Q 13	4Q 13	75.0%	56.4%
Channel @ Mission Bay	San Francisco, CA	315	315	144,778	145,000	460	(7)	—	4Q 10	4Q 13	1Q 14	94.0%	92.1%
Domain College Park (5)	College Park, MD	256	256	58,819	62,500	244	(8)	31,337	2Q 11	2Q 13	1Q 14	92.6%	79.7%
Los Alisos	Mission Viejo, CA	320	320	86,853	87,050	272		—	2Q 11	3Q 13	1Q 14	74.7%	65.3%
Total - Wholly Owned		2,029	1,155	$635,055	$767,550	$378		$31,337

Net Operating Income From Wholly-Owned Projects									Capitalized Interest for Current Development Projects
		2Q 2014							2Q 14	2Q 13	YTD 14	YTD 13
Projects Under Construction		$(130)							$2,355	$3,537	$5,029	$6,654
Completed, Non-Stabilized		3,062
Total		$2,932

Unconsolidated Joint Ventures and Partnerships
									Schedule			Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date	Cost		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
399 Fremont	San Francisco, CA	51%	447	—	$95,683	$317,700		$—	1Q 14	4Q 15	3Q 16	—	—
Total			447	—	$95,683	$317,700		$—

Completed Projects, Non-Stabilized
Fiori on Vitruvian Park®	Addison, TX	50%	391	391	$95,871	$98,350		$48,305	3Q 11	2Q 13	4Q 13	87.2%	71.9%
Total - Unconsolidated Joint Ventures and Partnerships			838	391	$191,554	$416,050		$48,305

Projected Weighted Average Stabilized Yield on Development Projects Over Respective Market Cap Rates:					150-200 bps

Participating Loan Investment
			# of	Compl.	Cost to	Budgeted		Loan	Loan
Community	Location		Homes	Homes	Date (10)	Cost		Commitment	Balance (10)
Steele Creek (9)	Denver, CO		218	—	$50,437	$108,245		$92,009	$31,622
Total			218	—	$50,437	$108,245		$92,009	$31,622

(1) See Attachment 16 for definitions and other terms.
(2) The development summary above includes all communities under development that UDR wholly owns, owns an interest in through an unconsolidated joint venture, or has a participating loan investment.
(3) Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(4) Includes 11,000 square feet of retail space.
(5) In Q4 2013, the LLC agreements were amended to provide UDR with a controlling interest and the option to purchase the remaining ownership interest in the Domain College Park and 13th & Market communities. In connection with the amendments, our unaffiliated partner received equity distributions reducing their capital account balances to zero and UDR began consolidating these communities. The unaffiliated partner retains the right to receive certain upside participation from the developments.

(6) Includes 21,000 square feet of retail space.
(7) Includes 8,000 square feet of retail space.
(8) Includes 10,000 square feet of retail space.
(9) Includes 17,000 square fee of retail space. Refer to Attachment 12 for terms of our participating loan investment.
(10) Cost to date includes accruals for costs incurred, but not yet paid as of the end of the period. Loan balance includes only amounts funded plus accrued interest prior to the period end.

Attachment 10

UDR, Inc.
Redevelopment Summary (1)
June 30, 2014
(Dollars in Thousands)
(Unaudited)
Wholly-Owned
			Sched.
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost	Schedule				Percentage
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Same-Store (3)	Leased	Occupied
Projects in Redevelopment

View 34 (4)	New York, NY	739	708	652	$76,167	$98,000	$138	3Q 11	3Q 11	4Q 14	4Q 15	95.8%	94.7%

Completed Redevelopments, Non-Stabilized

27 Seventy Five Mesa Verde	Costa Mesa, CA	964	748	748	77,983	79,983	107	Various (5)	3Q 11	2Q 14	3Q 15	98.2%	96.2%

Total - Wholly Owned		1,703	1,456	1,400	$154,150	$177,983	$122

							Capitalized Interest for Current Redevelopment Projects

								2Q 14	2Q 13	YTD 14	YTD 13
Projected Weighted Average Return on Incremental Capital Invested:		7.0% to 9.0%						$382	$616	$1,021	$1,303

(1) See Attachment 16 for definitions and other terms.
(2) Represents UDR's incremental capital invested in the projects.
(3) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4) Formerly known as Rivergate. By reconfiguring several of the larger homes, the redevelopment created 33 additional homes in 2Q 2014.
(5) Communities were combined in 1Q 2013. They were acquired in June 2003, October 2004 and May 2008.

Attachment 11

UDR, Inc.
Land Summary (1)
June 30, 2014
(Dollars in Thousands)
(Unaudited)

		UDR Ownership	Real Estate	UDR Pro-Rata
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
3033 Wilshire	Los Angeles, CA	100.0%	$21,595	$21,595	Complete	In Process
7 Harcourt (3)	Boston, MA	100.0%	5,102	5,102	In Process
Vitruvian Park®	Addison, TX	100.0%	13,451	13,451	Complete		In Process
Pacific City	Huntington Beach, CA	100.0%	80,971	80,971	Complete	In Process
Total			$121,119	$121,119

			Real Estate	UDR Pro-Rata
			Cost Basis	Cost Basis
Consolidated Joint Ventures
3032 Wilshire	Santa Monica, CA	95.0%	$12,107	$11,502	In Process
2919 Wilshire	Santa Monica, CA	95.0%	8,022	7,621	In Process
Total			$20,129	$19,123

			Real Estate	UDR Pro-Rata
			Cost Basis	Cost Basis
Unconsolidated Joint Ventures and Partnerships
UDR/MetLife I - 7 parcels (4)	Various	4.0%	$184,577	$6,702	(5)	In Process	In Process
UDR/MetLife Vitruvian Park®	Addison, TX	50.0%	50,181	25,091	Complete	In Process	In Process
			$234,758	$31,793

Total			$376,006	$172,035

(1) See Attachment 16 for definitions and other terms.
(2) Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.
Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.
Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.
(3) Land is adjacent to UDR's Garrison Square community.
(4) Parcels are located in Bellevue, WA; Los Angeles, CA (3 parcels); Irvine, CA; Mountain View, CA; and Dublin, CA.
(5) Entitlements are completed on 4 parcels and are in process on 3 other parcels.

Attachment 12

UDR, Inc.
Unconsolidated Joint Venture Summary (1)
June 30, 2014
(Dollars in Thousands)
(Unaudited)
Portfolio Characteristics

		# of			Physical	Total Revenue per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occupied Home	UDR's Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes (8)	Interest	2Q 14	2Q 14 (1)	2Q 2014	YTD 2014	YTD 2014 (2)
UDR / MetLife
Operating communities	Various	23	5,381	50.0%	95.6%	$2,802	$14,630	$26,928	$60,843
Development communities	High-rise	2	391	(3)	71.9%	1,983	187	318	637
Land parcels		13	TBD	(4)	—	—	(27)	(38)	281

UDR / KFH	High-rise	3	660	30.0%	96.5%	2,586	1,091	2,147	7,159

Texas	Garden	8	3,359	20.0%	97.4%	1,053	1,192	2,356	11,784
Total/Weighted Average		49	9,791		94.9%	$2,439	$17,073	$31,711	$80,704

Balance Sheet Characteristics and Returns

	Gross Book Value
	of JV Real	Total	UDR's Equity		Weighted Avg.	Debt	Returns (7)
Joint Venture and Partnerships	Estate Assets (5)	Project Debt (5)	Investment (6)		Interest Rate	Maturity	ROIC	ROE
UDR / MetLife
Operating communities	$2,337,486	$1,230,384	$460,006		4.4%	Various
Development communities	191,554	48,305	76,346		2.0%	Various
Land parcels	234,758	—	45,762		NA	NA

UDR / KFH	283,039	165,209	23,998		3.4%	Various

Texas	327,283	219,588	(402)		5.6%	2014 (10)
Total/Weighted Average	$3,374,120	$1,663,486	$605,710		4.4%		6.0%	8.5%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	2Q 2014 vs. 2Q 2013 Growth				2Q 2014 vs. 1Q 2014 Growth
Joint Venture	Communities (5)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	21	4.4%	5.1%	4.2%		1.6%	-3.4%	3.9%
UDR / KFH	3	3.9%	4.7%	3.6%		1.3%	-3.8%	3.3%
Texas	8	6.3%	14.6%	0.9%		2.3%	2.2%	2.4%
Total/Average	32	4.7%	7.3%	3.6%		1.7%	-2.1%	3.6%

				NOI				NOI
Same-Store JV Results at UDR's Pro-rata Ownership Interest				3.9%				3.7%

	Same-Store
	Joint Venture	YTD 2014 vs. YTD 2013 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI
UDR / MetLife	21	4.7%	4.9%	4.6%
UDR / KFH	3	4.0%	9.8%	2.0%
Texas	8	5.9%	8.3%	4.3%
Total/Average	32	4.9%	6.0%	4.3%

				NOI
Same-Store JV Results at UDR's Pro-rata Ownership Interest				4.4%

Participating Loan Investment						Income from
						Participating
		Interest	Years to			Loan Investment		Upside
	UDR's Investment	Rate	Maturity			2Q 2014	YTD 2014	Participation
Steele Creek (9)	$31,622	6.5%	3.3			$456	$777	50%

(1) See Attachment 16 for definitions and other terms.
(2) Represents NOI at 100 percent for the period ended June 30, 2014.
(3) Includes 399 Fremont of which UDR owns 51.0% and Fiori on Vitruvian Park ® of which UDR owns 50.0%.
(4) Includes 7 land parcels of which UDR owns an average of 4.0% and 6 Vitruvian Park ® land parcesl of which UDR owns 50.0%
(5) Joint ventures and partnerships represented at 100 percent.
(6) Excludes deferred gains and fees of $24.6M, which is netted in "Investments in and advances to unconsolidated joint ventures, net" on Attachment 3.
(7) Excludes non-stabilized developments.
(8) Includes homes completed for the period ended June 30, 2014.
(9) UDR's participating loan is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and net income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP. UDR has the option to purchase the property upon completion of construction and we receive 50% of the value created from the project upon acquisition of the community or sale to a third party.

(10) The underlying debt will automatically extend for a one year period, without fees, and can be repaid without penalty at any time.

Attachment 13

UDR, Inc.
Acquisitions and Dispositions Summary
June 30, 2014
(Dollars in Thousands)
(Unaudited)

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (1)	Debt (1)	Homes	Home
Acquisitions - Wholly-Owned
None
Acquisitions - Wholly-Owned Land
Jan-14	Pacific City	Huntington Beach, CA	0%	100%	$77,750	$—	—	$—
Acquisitions - Joint Ventures - UDR/MetLife II JV
Apr-14	6 operating communities	Various	12%	50%	$505,000	$284,164	1,523	$332

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (1)	Debt (1)	Homes	Home
Dispositions - Wholly-Owned
Jan-14	Presidio at Rancho Del Oro	Oceanside, CA	100%	0%	$45,100	$—	264	$171
Jun-14	Gallery at Bayport II	Tampa, FL	100%	0%	30,700	—	277	111
Jun-14	Island Walk	Tampa, FL	100%	0%	50,000	—	400	125
					$125,800	$—	941	$134
Dispositions - Joint Ventures
Mar-14	Ashton Westwood (2)	Los Angeles, CA	9%	0%	$52,571	$25,804	58	$906
Mar-14	Viridian (2)	Los Angeles, CA	16%	0%	31,856	27,849	60	531
					$84,427	$53,653	118	$715
Dispositions - Wholly-Owned Land

Jan-14	Presidio at Rancho Del Oro	Oceanside, CA	100%	0%	$3,600	$—	—	$—

Dispositions - Joint Ventures Land
None

(1) Price represents 100% of the value of assets. Debt represents 100% of the asset's indebtedness.
(2) Properties sold to MetLife from UDR/MetLife I JV.

Attachment 14

UDR, Inc.
Capital Expenditure and Repair and Maintenance Summary (1)
June 30, 2014
(Dollars in Thousands)
(Unaudited)

		Three Months		Six Months
	Weighted Avg.	Ended	Cost	Ended	Cost
Category (Capitalized)	Useful Life (yrs) (2)	June 30, 2014	per Home	June 30, 2014	per Home
Capital Expenditures for Consolidated Homes (3)
Average number of homes (4)		40,107		40,204
Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$3,319	$83	$5,676	$141
Building exteriors	5 - 20	3,553	89	4,694	117
Landscaping and grounds	10	1,352	34	1,862	46
Total asset preservation		8,224	206	12,232	304
Turnover related	5	2,872	72	5,465	136
Total Recurring Cap Ex		11,096	278	17,697	440
Revenue Enhancing Cap Ex (5)	5 - 20	3,008	75	4,823	120
Total		$14,104	$353	$22,520	$560

		Three Months		Six Months
		Ended	Cost	Ended	Cost
Category (Expensed)		June 30, 2014	per Home	June 30, 2014	per Home
Repair and Maintenance for Consolidated Homes
Average number of homes (4)		40,107		40,204
Contract services		$4,592	$114	$8,770	$218
Turnover related expenses		954	24	1,937	48
Other Repair and Maintenance
Building interiors		1,759	44	3,343	83
Building exteriors		394	10	717	18
Landscaping and grounds		202	5	657	16
Total		$7,901	$197	$15,424	$383

(1) See Attachment 16 for definitions and other terms.
(2) Weighted average useful life of capitalized expenses for the six months ended June 30, 2014.
(3) Excludes redevelopment capital.
(4) Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(5) Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.
Full-Year 2014 Guidance (1)
June 30, 2014
(Unaudited)

FFO and AFFO per Share Guidance
	3Q 2014	Full Year 2014
FFO per common share, diluted	$0.39 to $0.41	$1.52 to $1.56
FFO As Adjusted per common share, diluted	$0.36 to $0.38	$1.49 to $1.53
Adjusted Funds from Operations ("AFFO") per common share, diluted	$0.31 to $0.33	$1.32 to $1.36
Weighted average diluted shares/units (M)	264.5	264.5
Annualized dividend per share		$1.04

Same-Store Guidance		Full Year 2014
Revenue growth		3.75% to 4.25%
Expense growth		1.75% to 2.25%
NOI growth		4.50% to 5.50%
Physical occupancy		96.5%
Same-Store homes		35,177

Transactional Activity ($ in millions)		Full Year 2014
Acquisitions (2)		$100 to $150
Dispositions		$350 to $450
Weighted average cap rate spread		100 bps to 150 bps
Development and redevelopment spending (3)		$425 to $475

Capital Markets Activity ($ in millions)		Full Year 2014
Debt maturities		$348
New debt issuance		$300
Equity issuances		$0 to $150

Other Additions/(Deductions) ($ in millions except per home amounts)		Full Year 2014
Interest		($132) to ($136)
General and administrative, gross (4)		($45) to ($47)
Tax benefit for RE3		$7 to $9
Joint venture fee income		$11 to $13
Total joint venture FFO, excluding fee income		$33 to $37
Non-recurring items:
RE3 gains from asset sales		$1
Acquisition-related costs		$1 to $3
Average stabilized homes		40,400
Recurring capital expenditures per home		$1,100

(1) See Attachment 16 for definitions and other terms.
(2) In 1Q 2014, the Company designated its $78 million Pacific City land purchase in Huntington Beach, CA as a reverse 1031 transaction, effectively reducing the need for $75-$80 million in additional acquisition activity in 2014.
(3) Includes the $78 million purchase of the Pacific City land site in Huntington Beach, CA by the Company in 1Q 2014.
(4) Includes an estimated $9.9 million of Long Term Incentive Plan compensation expense.

Attachment 16(A)

UDR, Inc.
Definitions and Reconciliations
June 30, 2014
(Unaudited)

Acquired Communities:  The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations ("AFFO"):  The Company defines AFFO as FFO as Adjusted less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on Attachment 2.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations:  Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. Communities that meet the criteria to be classified as held for disposition subsequent to the adoption of ASU 2014-08 are presented as held for disposition in the Consolidated Balance Sheet for the current period, but do not meet the criteria to be classified as discontinued operations in accordance with ASU 2014-08.

Prior to the prospective adoption of ASU 2014-08, FASB ASC Subtopic 205.20, required, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Consequently, the primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition prior to January 1, 2014 are accounted for as discontinued operations for all periods presented.  This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results within the Consolidated Statements of Operations for the periods ended June 30, 2014 and 2013, and the reclassification of the assets and liabilities within the Consolidated Balance Sheets as of June 30, 2014 and December 31, 2013.

During the twelve months ended December 31, 2013, UDR sold 2 communities with a total of 914 homes. At June 30, 2014 and December 31, 2013, UDR had one commercial property that was classified as real estate held for disposition prior to the adoption of ASU 2014-08 and is therefore presented as a discontinued operation. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company's quarterly supplemental disclosure in the line item entitled “Income from discontinued operations, net of tax”.

In thousands	2Q 2014	2Q 2013	YTD 2014	YTD 2013
Rental income	$78	$2,328	$126	$4,668
Rental expenses	89	891	214	1,763
Property management	2	64	3	128
Real estate depreciation	—	536	—	1,080
Other operating expenses	9	7	18	14
Total expenses	100	1,498	235	2,985
Income before net impairment of real estate held for disposition and net gain on the sale of depreciable property	(22)	830	(109)	1,683
Income tax benefit/(expense)	40	—	40	—
Income/(loss) from discontinued operations, net of tax	$18	$830	$(69)	$1,683

Effective New Lease Rate Growth:  The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio:  The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Funds From Operations as Adjusted:  The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, storm-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.
Definitions and Reconciliations
June 30, 2014
(Unaudited)

Funds From Operations ("FFO"):  The Company defines FFO as net income (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. In the computation of diluted FFO, OP units, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), RE3, include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio:  The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR's Weighted Average Pro-Rata Ownership Interest

In thousands		Q2 2014	YTD 2014
Income/(loss) from unconsolidated entities		$(428)	$(3,993)
Management fee		963	1,834
Interest expense		7,822	14,803
Depreciation		8,861	19,528
General and administrative		204	286
Other income/expense		(349)	(747)
Total Joint Venture NOI at UDR's Pro-Rata Ownership		$17,073	$31,711

JV Return on Equity ("ROE"):  The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital ("ROIC"):  The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA:  The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and RE3 income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	Q2 2014	Q1 2014	4Q 2013	3Q 2013	2Q 2013
Net income/(loss) attributable to UDR, Inc.	$30,007	$18,361	$36,700	$3,188	$5,192
Property management	5,527	5,345	5,233	5,168	5,123
Other operating expenses	2,162	1,926	1,925	1,776	1,800
Real estate depreciation and amortization	88,876	88,533	88,301	83,738	84,595
Interest expense	31,691	32,884	33,360	30,939	30,803
Casualty-related (recoveries)/charges, net	—	500	—	(6,460)	(2,772)
General and administrative	12,530	11,994	11,532	11,364	9,866
Tax provision/(benefit), net (includes valuation adjustment)	(2,190)	(3,329)	15	(2,658)	(2,683)
Income/(loss) from unconsolidated entities	428	3,565	(5,666)	3,794	(515)
Interest and other income, net	(1,426)	(1,415)	(1,328)	(829)	(1,446)
Joint venture management and other fees	(2,747)	(3,687)	(3,095)	(3,207)	(3,217)
Other depreciation and amortization	1,193	1,080	3,281	1,176	1,138
(Income)/loss from discontinued operations, net of tax	(18)	(24,294)	—	—	(830)
(Gain)/loss on sale of real estate owned, net of tax	(26,709)	87	(41,376)	(884)	—
Net income/(loss) attributable to noncontrolling interests	1,079	651	1,302	47	162
Total consolidated NOI	$140,403	$132,201	$130,184	$127,152	$127,216

Attachment 16(C)

UDR, Inc.
Definitions and Reconciliations
June 30, 2014
(Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store ("SS") Communities:  The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

RE3:  RE3 is the Company's taxable REIT subsidiary ("TRS") that focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where greater than 10% of the available apartment homes are off-line for major renovation and those that did not achieve stabilization as of the most recent quarter.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project’s annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

Return on Equity ("ROE"): The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital ("ROIC"): The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: The Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:  Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

YTD Same-Store ("SS") Communities:  The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D)

UDR, Inc.
Definitions and Reconciliations
June 30, 2014
(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP net income/(loss) per share for full year 2014 and third quarter of 2014 to forecasted FFO, FFO as Adjusted and AFFO per share:

	Full Year 2014
	Low	High
Forecasted earnings per diluted share	$0.23	$0.27
Conversion from GAAP share count	(0.08)	(0.08)
Net (gain)/loss on the sale of depreciable property, excluding TRS	(0.19)	(0.19)
Depreciation	1.51	1.51
Noncontrolling Interests	0.01	0.01
Preferred Dividends	0.01	0.01
Forecasted FFO per diluted share	$1.49	$1.53
TRS gains from asset sales	(0.01)	(0.01)
Acquisition, debt extinguishment, casualty and other costs	0.01	0.01
Forecasted FFO as Adjusted per diluted share	$1.49	$1.53
Recurring capital expenditures	(0.17)	(0.17)
Forecasted AFFO per diluted share	$1.32	$1.36

	3Q 2014
	Low	High
Forecasted earnings per diluted share	$—	$0.02
Conversion from GAAP share count	(0.02)	(0.02)
Net (gain)/loss on the sale of depreciable property, excluding TRS	—	—
Depreciation	0.38	0.38
Noncontrolling Interests	—	—
Preferred Dividends	—	—
Forecasted FFO per diluted share	$0.36	$0.38
TRS gains from asset sales	—	—
Acquisition, debt extinguishment, casualty and other costs	—	—
Forecasted FFO as Adjusted per diluted share	$0.36	$0.38
Recurring capital expenditures	(0.05)	(0.05)
Forecasted AFFO per diluted share	$0.31	$0.33

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